PROSPECTUS SUPPLEMENT

May 1, 2026

For

Park Avenue Survivorship Variable Universal Life (SVUL) — Millennium Series®

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (GIAC)

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2008 and supplement dated May 1, 2020 for Park Avenue Survivorship Variable Universal Life (SVUL) — Millennium Series® issued through The Guardian Separate Account N.

The information below regarding your allocation options replaces the chart of variable investment options in your prospectus, as amended, in the section entitled “Your Allocation Options — The Variable Investment Options.”

The following is a list of Portfolio Companies available under the contract. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at: https://Guardianlife.onlineprospectus.net/Guardianlife/pa_svul_millennium/?ctype=supplement. You can also request this information at no cost by calling the Customer Service Office Contact Center at 1-888-GUARDIAN (1-888-482-7342) or by sending an email request to MyCareRequest@guardianlife.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

			As of December 31, 2025

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Long-term growth of capital.	AB VPS Sustainable Global Thematic Portfolio (Class B) AllianceBernstein, L.P.	1.20%	6.03%	3.02%	9.80%
Long-term growth of capital.	Davis Financial Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	0.75%	29.12%	18.15%	12.94%
Total return through a combination of growth and income.	Davis Real Estate Portfolio Davis Selected Advisers, LP Davis Selected Advisers- NY, Inc.	1.00%	-5.71%	2.61%	4.04%
Seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500.	Fidelity VIP Equity-Income Portfolio (Service Class 2) Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.71%	18.75%	12.23%	11.32%

			As of December 31, 2025

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity VIP Government Money Market Portfolio (Service Class 2)[1] Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited	0.50%	3.86%	2.90%	1.83%
The Fund seeks capital appreciation.	Guardian All Cap Core VIP Fund Park Avenue Institutional Advisers LLC Massachusetts Financial Services Company	0.83%	12.25%	N/A	N/A
The Fund seeks to provide capital appreciation and moderate current income while seeking to manage volatility.	Guardian Balanced Allocation VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.91%	12.92%	N/A	N/A
The Fund seeks to provide a high level of current income and capital appreciation without undue risk to principal.	Guardian Core Fixed Income VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.52%	6.61%	N/A	N/A
The Fund seeks a high level of current income consistent with growth of capital.	Guardian Equity Income VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.55%	14.76%	N/A	N/A
The Fund seeks capital appreciation.	Guardian Integrated Research VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.84%	14.65%	12.63%	N/A
The Fund seeks to maximize long-term growth.	Guardian Large Cap Disciplined Growth VIP Fund Park Avenue Institutional Advisers LLC Wellington Management Company LLP	0.87%	16.99%	12.01%	N/A

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			As of December 31, 2025

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
The Fund seeks long term growth of capital.	Guardian Select Mid Cap Core VIP Fund Park Avenue Institutional Advisers LLC FIAM LLC	0.96%	10.34%	N/A	N/A
The Fund seeks to preserve principal and meet liquidity needs while maximizing total return.	Guardian Short Duration Bond VIP Fund Park Avenue Institutional Advisers LLC Allspring Global Investments, LLC	0.45%	5.35%	N/A	N/A
The Fund seeks capital appreciation.	Guardian Strategic Large Cap Core VIP Fund Park Avenue Institutional Advisers LLC AllianceBernstein L.P.	0.92%	11.76%	N/A	N/A
The Fund’s investment objective is to seek capital growth.	Invesco V.I. American Franchise Fund (Series I) Invesco Advisers, Inc.	0.85%	11.67%	10.35%	14.87%
The Fund’s investment objectives are both capital appreciation and current income.	Invesco V.I. Equity and Income Fund (Series I) Invesco Advisers, Inc.	0.57%	12.81%	8.94%	8.92%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.72%	7.67%	7.62%	12.79%
Seeks long-term growth of capital.	Janus Henderson Forty Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.62%	18.14%	11.65%	16.24%
Seeks long-term growth of capital.	Janus Henderson Global Research Portfolio (Institutional Shares) Janus Henderson Investors US LLC	0.82%	20.92%	12.51%	12.93%
Seeks long-term growth of capital.	Janus Henderson Research Portfolio (Service Shares) Janus Henderson Investors US LLC	1.07%	18.10%	13.83%	15.59%
Seeks capital appreciation.	MFS® Growth Series (Initial Class) Massachusetts Financial Services Company	0.73%	12.19%	11.10%	15.60%
Seeks capital appreciation.	MFS® New Discovery Series (Initial Class) Massachusetts Financial Services Company	0.87%	12.96%	-0.28%	10.74%

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			As of December 31, 2025

Type/Investment Objective	Portfolio Company And Adviser/SubAdviser	Current Expenses	1 Year Average Annual Total Return	5 Year Average Annual Total Return	10 Year Average Annual Total Return
Seeks total return.	MFS® Total Return Series (Initial Class) Massachusetts Financial Services Company	0.61%	11.16%	6.42%	7.63%
[1]	There is no assurance that this Portfolio Company will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative.

Except as set forth herein, all other provisions of the prospectus and supplement noted above shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED FOR FUTURE REFERENCE.

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